Exhibit 99.1

Exhibit 99.1

Corporate Presentation

July 2004 Road Show

Safe Harbor and Use of Non-GAAP Info

Safe Harbor - The statements contained in this presentation that are not historical facts are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. Similarly, statements herein that describe the Company’s business strategy, prospects, opportunities, outlook, objectives, plans, intentions or goals are also forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors that are detailed in the Company’s SEC filings. In addition, the statements in this presentation are made as of July 13, 2004. The Company expects that subsequent events or developments will cause its views to change. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectations or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to July 13, 2004.

Use of Non-GAAP financial information - To supplement GAAP financial statements, the Company uses non-GAAP, or pro forma measures of operating results. This non-GAAP financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of the operating performance of the Company as opposed to GAAP results, which may include non-recurring, infrequent or other non-cash charges associated with restructuring, amortization of purchased intangibles or impairment losses that are not material to the ongoing performance of the Company’s business. Company management uses these non-GAAP results as a basis for planning and forecasting core business activity in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net earnings or diluted earnings per share prepared in accordance with generally accepted accounting principles in the United States.

A reconciliation of the non-GAAP measures to GAAP is set forth in the 8-K Form filed by Teleglobe on June 17, 2004, and available on Teleglobe’s website at www.teleglobe.com under “Investor relations” “Financial Information” or on the SEC website at www.sec.gov/edgar.shtml

Investment Highlights

Leading International Voice and Data Provider

Tier 1 Global Network with Substantial Scale and Reach Diversified Revenue Streams from Multiple Services ITXC Acquisition Enhances Platform and Drives EBITDA Growth Strong Balance Sheet with Clear Path to Free Cash Flow

Achievable Strategic Plan to Grow Profits & Drive ROIC. . . Not Dependent on a Sector Recovery

Longer-Term Upside from Sector Growth as Well as New Services

Experienced and Deep Management Team and Board of Directors

Company Overview

Global Network with Voice, VoIP, Data, IP and Signaling Capabilities

Reach to 240 + Countries and Territories Ownership in 100+ Cable Systems Dedicated Assets in Satellite Systems 70+ Internet “Peering” Agreements 272+ direct and bilateral relations 300+ Voice over IP Interconnects 500+ SS7/C7 Signaling Interconnects

Centralized, Global Network Monitoring… Tier 1 Quality

Broad Portfolio of Services to Diverse Customers

1Q04 Pro-forma Approximate Annualized Gross Margin

Multiple Service Offerings: Revenue Range

Voice-Transport– #1 International Wholesale 1,025 6 to 9% Data-Transport Services – Top 7 IP Transit/ Peering 113 35 to 50% Value Added Services – Leadership Position 81 50 to 60+% 1,219 14%

Over 1,400 Diverse Customers: 1Q04 Proforma Revenue By Geography

Carriers– PTTs, RBOCs, Emerging Carriers 375+ Mobile Carriers ISPs, Cable Companies, Content Providers Research & Education Centers, Government Organizations 272+ Direct Partnership Agreements

Canada US

Europe

Asia / ROW

11% 33%

32%

24%

z

Experienced Management Team

Liam Strong – President and CEO

Former CEO, MCI Worldcom International; CEO, Sears PLC; Marketing & Operations Director, British Airways

Rick Willett – Executive Vice President and CFO

Former Manager of Financial Planning and Analysis for GE ERC; CFO GE Superabrasives; 6 Yrs. GE Audit Staff – Integration and Quality

Brian Fitzpatrick – Executive Vice President of Sales

Former President Carrier Services Division for Global Crossing; President N. A. Carrier Operations of Frontier Communications

Proven Performance Specialists

Turnaround and Performance Improvement Specialists in a Range of Industries Deep International Sales and Wholesale Expertise Strong Capability in Finance and Process Re-engineering Retain ITXC’s Product and Technology Expertise

ITXC Enhances Teleglobe Platform

Value Drivers to Teleglobe:

Higher Growth Rates. . . 58% CAGR Since 1Q00

Immediate Scale. . . From #3 to #1 in International Wholesale

Patented Routing Systems… Comparable Quality Lower CAPEX & OPEX with VoIP Backbone Backoffice Automation / Processes

Avoids Duplicating Stand-Alone Investments for VoIP and Automation Capabilities

ITXC Stand Alone Challenges:

1 Product Line Over 1 Network and Operations Not Part of the Established Club… Limited “Bilaterals”

$25 to 30MM of Annual Synergies by Mid 2005

What Makes a Profitable Wholesale Model ?

TELEGLOBE

	Teleglobe's Current Status
■ Scale	✓ # 1 in International Voice Wholesale ✓ Tier 1 Peering in IP ✓ Strong Franchise in Higher Margin Regions ✓ Winning Share in Both Voice and IP
■ Lowest Cost Structure	✓ 272+ Voice Bilaterals & 70+ IP Peering Relationships ✓ Network Cost Reductions Matching Price Erosion ✓ VoIP Economics ✓ Significant Restructuring. . . SG&A = 12% of Revenue vs. 20 to 30+% for Other Telcos
■ Portfolio of Non-Commodity Services	✓ Leader in International Voice Platforms ✓ Leader in Mobile Global Roaming
■ Capital Efficiency	✓ Existing Network Already with Global Reach ✓ CAPEX @ 2-4% of Revenue

8

How Can Teleglobe Grow Earnings and ROIC ?

2004 to 2005 Strategic Plan

Scale Increase Added 20% to Commercial Team & Refocused

IP Expansion in Europe / Asia

Evaluate Consolidation Opportunities

Lowest Cost Structure Continuous Integrate ITXC (Appendix Page 23)

Productivity

Continuous Productivity Culture

(Appendix Page 24)

Sourcing Discipline

Portfolio of Services Expand Launching 15+ New Services and Features in Next 12 Months (Appendix Page 25)

Relentless

Capital Efficiency “Sell Then Build” Strategy

Focus

Opportunities on Timing… Take Advantage of “Moore’s Law +”

Industry Trends & Teleglobe Positioning

International Telecommunications Trends

Teleglobe Trends Positioning

Retail RBOC’s Beating CLEC’s and Long Distance New Product Introduction: Carriers Mobile Carriers Growing Share - Carrier Specific Products

Mobile Services

Cablecos, ISPs Expanding Offering to Voice

New Entrants Need More

Virtual Operators with Only a Brand

Wholesale Services

Wholesale Still Too Many Players…Winners / Losers Shakeout Will Take Another

Competition Emerging 1-2 Years

Many Incumbents Looking to Exit Consolidation Opportunities Wholesale

Will Emerge

Retail Providers Continuing to Fragment. . .

Wholesale Starting to Consolidate

TELEGLOBE

Voice Overview

Key International Wholesale Trends:

- **Outsourcing Continues. . . Wholesale Market Growing Faster**
- **Currently 7% of Traffic is VoIP. . .** *OVUM Predicts 35% by 2008*

	OVUM CAGR to '08	*Teleglobe 1Q03 to 1Q04*
Volume - *Minutes*	9%	23%
Avg. Price Erosion	(17)%	(17)% *(10)% w/o BCE*

Competition	Teleglobe Advantage
• **Long Distance Carriers** *- MCI, Sprint, ATT, Reach, GX* • **PTTs** *- BT, Singtel, Telecom Italia, Belgacom* • **Resellers / VoIP Arbiters** *- IDT, iBasis, Primus*	✓ Scale = #1 Position International Wholesale ✓ 272+ Bilaterals With Significant Inventory for Trades ✓ Leadership in VoIP, Traditional Connectivity and Traffic Mgmt

12

Data / IP Overview

TELEGLOBE

Key International Wholesale Trends:

- Peering Thresholds Getting Higher. . . Fewer Ultimate "Peers"
- Quality Matters. . . Price Premium

	OVUM CAGR to '08	Teleglobe 1Q03 to 1Q04
Int'l Wholesale Volume - *Gbps*	15 to 50% * *By Region*	67%
Avg. Price Erosion	(15)% to (25)%** *By Region*	(54)%

** Probe Forecasts 81% CAGR in Traffic through '08*
*** Probe Forecasts (38)% CAGR in Price Erosion through '08*

Competition

- **Long Distance Carriers**
  - *MCI, Sprint, ATT, Reach, GX*
- **PTTs**
  - *BT, FT, Telecom Italia, T-Systems*
- **Capacity / Network Providers**
  - *Level 3, Cogent, Wiltel*

Teleglobe Advantage

- ✓ Wholesale Focus. . . No Customer Conflict
- ✓ Tier 1 Peering Status
- ✓ Consistently Top 3 Quality Rating
- ✓ Content on Net. . . 9% in 1Q03 to 24% in 1Q04
- ✓ Healthy Balance Sheet with Low Cost Network

13

Network Cost Reductions Match Price Erosion

Voice – Trends of Teleglobe Revenue & Termination Costs per Minute

1Q03 2Q03 3Q03 4Q03 1Q04

0.1200 0.1100 0.1000 0.0900 0.0800 0.0700 0.0600 $ per Minute

11%

11%

Revenue

Termination Costs

IP – Trends of Revenue & Access Costs per Gbps

120 100 80 60 40 20 0

Indexed per Gbps

Jan ’03 Revenue Basis =100

57%

56%

Revenue

Access Costs

Current Actions

Added Regional Buyers

Implement ITXC Routing Flexibility

“Global Productivity Program”

Margin Percentages Remain Consistent

Value Added Services Overview

Full Suite of Intelligent Platforms for

Carriers to Offer International Services for:

Overseas Travelers

Customer Service Hotlines

Call Centre Operations

Operator Assistances

Tele-Conferencing

Video-Conferencing via ISDN

Signaling Solutions for Mobile Carrier

Roaming Services

International Roaming

Inter-Operability Across Standards

Signaling Transit Services

Teleglobe Advantage

Leadership Position Innovator.... Early Mover

ITFS Coverage in Over 100 Countries

Clear Leader and Innovator

Established Relationships and Connection w/ 375 Mobile Carriers Strong GSMA Relationship / Reputation “Defect Free” Platform w/ Zero Outages

Few Competitors. . . Ongoing Innovation is Key to Growth

Financials

Quarterly Selected Data – Pro Forma for ITXC Acquisition as if it Occurred at the Beginning of Each Period

($ millions except per share amounts)

Q1:04 Q4:03

Voice revenue 256.4 258.5 Data revenue 28.2 28.8 Value added services revenue 20.2 22.7

Telecommunications revenue 304.8 310.0

Network expenses 261.8 265.0

Gross margin 43.0 44.9

Gross margin rate 14.1% 14.5%

SG&A, restruc, bad debt, fx and other 36.4 43.9*

Net income (loss) (6.2) (11.4)

EBITDA 6.6 1.0*

EBITDA is a non-GAAP concept, and excludes net interest expense, taxes, depreciation, and amortization.

* Includes $3.6 million of professional fees related to Teleglobe carve-out.

First Quarter 2004 Selected Data –

Pro Forma Combined Balance Sheet and Liquidity

Combined Cash, cash equivs, and marketable secs 76.6

Accounts receivable 199.7 Other current assets 14.7 Total current assets 291.0 Property and equipment 145.9 Other non-current assets 150.9 Total assets 587.8

Accounts Payable and Acc’d Liabilities 280.6 Other Current Liabilities 4.6 Total Current Liabilities 285.2

Other Non-Current Liabilities 113.3

Preferred Stock -Total Equity 189.3 Total Liabilities and Shareholders’ Equity 587.8

Future “1-Time” Expenses ($MM)

Deal Fees $ 9

Restructuring Costs 3

Investments 6

IT Systems Expense 7 approx. $25

Debt Terms — $100 Million Loan

10% Plus Fees Interest Rate

$25 mm Due in May ‘06

$25 mm Due in May ’07

$50 mm Due in May ’08

Target Business Model with Sensitivity Analysis

Pro Forma 2003A

Sales $1,181 Gross Margin % 14% EBITDA Margin 0.5% Operating Margin (3.1)% FCF negative

Price Sensitivity Example

Hypothetical ‘05 Exit Rate *

Lower Erosion Higher Erosion

$1,300 $1,200 17% 15%

7% 5%

4% 2%

$40$ 10

Annual Price Erosion Sensitivities Lower Higher Data 25% 55% Voice 10% 20%

* The Hypothetical 2005 exit rate is presented for illustrative purposes only and is not intended to be financial guidance. While these are forward looking statements, actual results may differ depending on success in integration, market conditions and all of the risk factors enumerated in our SEC filings

Investment Highlights

Leading International Voice & Data Provider

Tier 1 Global Network with Substantial Scale and Reach Diversified Revenue Streams from Multiple Services ITXC Acquisition Enhances Platform and Drives EBITDA Growth Strong Balance Sheet with Clear Path to Free Cash Flow

Achievable Strategic Plan to Grow Profits & Drive ROIC. . . Not Dependent on a Sector Recovery

Longer-Term Upside from Sector Growth as Well as New Services

Experienced and Deep Management Team and Board of Directors

Appendix

Creating the New Teleglobe

2003

2001 Proforma* V %

Revenue $1,227 $856 (30%)

Network 242 118 (51)% Expense

GM% 25% 17% (8) pts

SG&A 265 99 (63)% Expense

Adjusted 5 45 F EBITDA

CAPEX (1,278) (12) (95+)%

Debt 1,191 95

Exited Unprofitable Retail Services and Regions

Regroomed Network Assets

Minimal Service Disruptions

Repositioned BCE Agreement

2001 GM% = 20% w/o BCE

Headcount Reduced: From 1,800 in May 2002 to ~650 in May 2003 to Current

Exited Higher Cost Retail Segments

Financial Controls: Tight Management of Cash and Investment

Ongoing Capex Estimated @ $25 to $35 / Year

* Teleglobe Stand Alone w/o ITXC

True Restructuring … A Sustainable Profitable Model

Deliver ITXC Synergies

Integration Milestones Timing

One Sales and Buying Organization Today

Integrated Financials June 2004

Uniform Pricing, Costing and Billing December 2004

One Network February 2005

Final Synergy Run Rate March 2005

Critical Success Factors

Dedicated Integration Team … 75 Equivalent Full-Time Resources

Detailed Plan Developed. . . Termination Letters Issued

Rigorous Monitoring. . . Weekly Metrics & Review Sessions

$25 to 30 Million in Synergies by Mid 2005

Continuously Increase Productivity

Additional Productivity Programs	'06 Target Impact ($MM)
• **Administrative Process Automation** - Rate Entry / Contract Management - Revenue Accounting / Billing - A/P Processing	*$2 to 4*
• **Operation and Maintenance "Remote Tools"** - Continuous Centralization of Regional Resources	*$1 to 2*
• **Improved Provisioning & Sales Support Processes**	*$0 to 2*

Culture Change Drivers

- **Sourcing Processes … Centralized With Every Project > $25 K Reviewed**
- **Rigorous Metrics & Internal Controls …. Clear Accountability**
- **Automation Focus. . . Added Non-Telco Process Re-Engineering Leadership**

SG&A % of Revenue = 12% in 1Q04. . . Targeting 9%

(Note that this goal is a stretch goal and not an estimate or forecast. The likelihood of achieving this number will be dependent on a variety of factors and risks as detailed in Teleglobe's SEC Filings)

24

New Service Examples

TELEGLOBE

Current Product Groups	Current Gross Margin Ranges	New Services	Timing	2006 Revenue Goals
Voice Transport	6%-9%	• VTS Mobile Premium	3Q04	$100-150
IP and Data	35% - 50%	• Expanded Reach - Asia - Europe	4Q04	$25-$50
Voice Value Added Services	10% -15% 50 to 60+%	• SCCP • Power Roaming • Pre-Paid Roaming • Insta Roaming • Data Authentication / Settlement Services	June 2004 TBD	< $25 $25 - $50

Current Gross Margin **14%**

Target Gross Margin **18% to 20+%**

All Projections for new services are forward looking statements and estimates are based on current intentions. Teleglobe plans are subject to change and any or all of these services may not be introduced, may be in different form or may not achieve the anticipated results. Actual results may differ for these reasons as well as market conditions and the risk factors enumerated in our SEC filings.

25

Transition to International VoIP

International Traffic*

250000 200000 150000

100000 50000 0

Millions of Minutes

2000 2001 2002 2003 2004 2005 2006 2007

VoIP

TDM

Teleglobe Traffic – 1Q04 Proforma

VoIP = 1.4B minutes or 41%

TDM = 2.0B minutes or 59%

Transition Drivers Advantages to Teleglobe

1 Incumbent Carriers Upgrading Backbones to Save Costs

2 Enterprises Converting to VoIP for Additional Features and Lower Costs

3 VoIP Over Broadband for Residential Customers

New Entrants (e.g.: Vonage, Comcast)

Integrated TDM / VoIP Network Assists Carriers in Transition

Assist Carriers in Attracting / Monitoring coveted Enterprise Business New Entrants Require More Services From a Wholesale Provider than Incumbent Carriers Did

*Source—Probe Research, Inc

ITXC and Teleglobe – Go To Market Synergies – 1Q Pro Forma

ITXC Teleglobe Combined Comments Total Customers 285 1,254 1,444

Revenue

36% 22% Limited Overlap

% of Overlap

Revenue Concentration

% From Top 30 Increased Diversity

64% 47% 43%

North America Base Complementary

% US / Canada 43% 46% 45% Geographies

“Incumbents” vs. “Tier 2/3” Different Market

39% 58% 52%

% of Total Revenue Segments

Voice Buying / Trading

% of Minutes Bilateral Routes 0% 46% 29% Complementary

Buying & Routing

Limited Overlap Amplifies Combined Strengths in Customer Breadth & Routing Depth